ITEM 77I

The Massachusetts Investors Trust established a new class of shares (Class R) as described the Post-Effective Amendment No. 82 to the Registration Statement (File Nos. 2-11401 and 811-203), as filed with the Securities and Exchange Commission via EDGAR on December 23, 2002. Such document is incorporated herein by reference.